Exhibit (p)(10)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Tax-Managed International Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

   Name                              Capacity                      Date
   ----                              --------                      ----


/s/ James B. Hawkes            President, Principal Executive     March 15, 2001
-------------------------      Officer and Trustee
James B. Hawkes


/s/ James L. O'Connor          Treasurer and Principal Financial  March 15, 2001
-------------------------      and Accounting Officer
James L. O'Connor


/s Jessica M. Bibliowicz       Trustee                            March 15, 2001
-------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight           Trustee                            March 15, 2001
------------------------
Donald R. Dwight


/s/ Samuel L. Hayes, III       Trustee                            March 15, 2001
------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer           Trustee                            March 15, 2001
-------------------------
Norton H. Reamer


/s/ Lynn A. Stout               Trustee                           March 15, 2001
-------------------------
Lynn A. Stout


/s/ Jack L. Treynor             Trustee                           March 15, 2001
-------------------------
Jack L. Treynor